                               IDEAL BILL ADDENDUM 1

                     TO STATEMENT PRODUCTION SERVICES AGREEMENT

This Addendum is to the Statement Production Services Agreement dated as of August 20, 1993 (the "Agreement") between INTERNATIONAL BILLING SERVICES, INC. (formerly U.S. Computer Services dba International Billing Services) ("IBS") and AMERITECH CORPORATION ("Ameritech").

WHEREAS, Ameritech desires to introduce a new format for its statements, hereinafter referred to as the "Ideal Bill," consisting of an [****] first page and [****] subsequent pages; and

WHEREAS, Ameritech has requested that IBS provide a new option under the Agreement for production of the Ideal Bill format; and

WHEREAS, IBS is willing to acquire certain new hardware and provide such services as may be necessary to meet Ameritech's requirements for a new service option to accommodate the Ideal Bill, at the prices and upon the terms and conditions set forth in this Addendum to the Agreement;

NOW THEREFORE, the parties agree as follows:


1.   SCOPE OF ADDENDUM

     Ameritech agrees to convert all of its ACIS on-line accounts, including on-line statements and bill reprints, to the new Ideal Bill Service Option, as more fully described below, in accordance with the conversion schedule and the cutoff schedule as defined in Attachment D1. This Addendum will apply to all statements that are converted to the new Service Option; those statements that remain on an existing Service Option will be subject to Sections 5, 7, 8 10, 12 and Attachments E1 and F1 of this Addendum.

     In addition, it is agreed that the term of the Agreement with regard to Service Option 3 shall be extended so that the Agreement will expire effective with [****]. For each month after [****] in which full production is delayed for reasons primarily attributable to Ameritech, the Addendum expiration date shall be extended one additional month. If full production is delayed three months (consecutive or non-consecutive) after [****] for reasons primarily attributable to Ameritech, then the Addendum expiration date shall extend [****] months after the last day of the first month of full production. Months in which delays are primarily attributable to IBS shall not count toward determination of any extension of the Agreement. In no event shall the conversion of the last state take place later than [****].

     Ameritech's obligation with respect to all other Service Options shall expire on the original expiration date set forth in the Agreement.

2.   NEW SERVICE OPTION 3

     Paragraph 2.2 of the Agreement is amended to provide that IBS shall offer to Ameritech a new service option designated as Service Option 3 (Ideal
     Bill) consisting of an [****] first sheet with one or more [****] subsequent sheets. The agreed-upon formats and specifications for Service Option 3 are set forth in Attachment A1 to this Addendum. The rate card for Service Option 3 is set forth in Attachment B1. Any additional changes or options under the Agreement shall require a new Addendum.

     Ameritech may convert any of its billing statements to Service Option 3 (Ideal Bill), but such statements may not thereafter be converted back to any previous Service Option offered under the Agreement.

     After the start of Conversion, there will be two types of CARS reprints: old format (pre Ideal Bill) and Ideal Bill, as further defined below.

     Old Format: For statements that are in the old format (pre Ideal Bill), IBS will print these statements under the terms of Service Option 1 (6 5/8 x 9 1/3). This option will be available for the remaining term of the Agreement.

     Ideal Bill Format
     For statements that are in the Ideal Bill format ([****] - Summary, [****]
     - Detail), IBS will print these statements under the terms of Service Option 3.

3.   TESTING

     No later than [****] days before the first scheduled live production, Ameritech will provide to IBS its test requirements (Ameritech Test Requirements) for Ideal Bill production. No later than [****] days before the first scheduled live production run, IBS will provide to Ameritech a factory end to end plan ("Test Plan"). Within [****] business days of IBS' receipt of the Ameritech Test Requirements, IBS will respond in writing by either accepting or rejecting the Ameritech Test Requirements. IBS' failure to respond within such period shall constitute acceptance of the Ameritech Test Requirements. IBS will make every effort to incorporate the Ameritech Test Requirements into the IBS Test Plan. IBS will be responsible for the cost of the IBS Test Plan. Should Ameritech require testing that goes beyond what IBS has determined is necessary for the IBS Test Plan, then IBS shall inform Ameritech in writing what portion of the Ameritech testing requirements will be billable to Ameritech. IBS will obtain prior written approval for such charges. Testing of the systems necessary to provide the Services in Attachment A will occur as provided in the Test Plan. At a minimum, the Plan shall include exercising all aspects of the services package provided for in this Addendum.

4.   CONVERSION

     A conversion schedule for Service Option 3 (Ideal Bill) is attached as Attachment C1.

5.   TURNAROUND/SHEET COUNT

     a. The average tray turnaround time during conversion to the Ideal Bill shall be as follows for all statements being produced under Service Option 3


               Average Sheet Count Range     Turnaround Time (tray average)
               -------------------------     ------------------------------
                  not to exceed  [****]      [****] hours

                  [****] to [****]           [****] hours

                  [****] to [****]           [****]hours


     If the average sheet count during the conversion period consistently exceeds [****] sheets per statement, then Ameritech may request that IBS implement such changes as may be necessary to reduce the turnaround time to a [****]-hour tray average. IBS shall have [****] days after conversion of the last state or [****] days from the request, whichever is later, to implement additional hardware required to implement this request.

     Ameritech and IBS agree to work in good faith to provide each other with notice, as each may become aware of unusual changes in sheet count volume or other circumstances that could impact turnaround time. Turnaround times shall also be subject to the terms and conditions of Attachment F1, when agreed upon, and will provide for a [****] hour average tray turnaround.

6.   PRICES

     a. The prices for products and services provided by IBS under this Addendum are set forth in Attachment B1 to this Addendum. All prices in such attachment, other than those for Customized Stock, will remain fixed for the remainder of the original term of the Agreement. The base date for paper prices for Service Option 3 (Ideal Bill) is [****].

     b. One-time charges, as described in Attachment B1, shall be payable on the following schedule:

          [****] upon execution of this Addendum;

          Other one-time charges upon conversion of the first state hereafter but no later than [****] unless a conversion delay is caused by IBS.

7.   DISASTER RECOVERY

     IBS has provided a disaster recovery plan to Ameritech under the Agreement, which plan has been mutually agreed upon by the parties. IBS agrees under this Addendum to provide Ameritech with a draft modified disaster recovery plan ("MDR Plan") for the Ideal Bill, by [****], and a final modified disaster recovery plan ("MDR") by [****], which MDR Plan will be attached hereto as Attachment E1. The MDR Plan must be documented, tested and capable of being implemented no later than the first day after full conversion to Service Option 3 (Ideal Bill). Upon receipt of the MDR Plan, Ameritech will have [****] days to review and provide written approval or rejection of the MDR Plan. Within [****] days of its receipt of the MDR Plan, Ameritech shall respond in writing by either accepting or rejecting the MDR Plan. In addition to the other key requirements outlined in Section 6 of the Agreement, the MDR Plan for the Ideal Bill will provide for [****] to be used for all Ameritech statements covered by this Addendum during the disaster period.

8.   WARRANTY

     IBS warrants that all services provided in connection with Service Option 3 (Ideal Bill) under this Addendum will conform to the standards and specifications set forth in this Addendum, including the Attachments hereto.

     [****]

9.   TERMINATION

     Paragraph 13.1, Breach, of the Agreement is modified to replace item (2) with the following: "the failure by IBS to develop by the date set forth in Paragraph 7 of this Addendum a disaster recovery plan that is documented, tested, and capable of immediate implementation."

10.  INFRINGEMENT

     Paragraph 14.8, infringement, of the Agreement is amended by the addition of the following wording:

     "In the event of any infringement, or claim of infringement of any patent, trademark, copyright, trade secret or other proprietary interest based on the services provided by IBS, IBS shall indemnify and hold harmless Ameritech for any loss, damage, expense, or liability that may result by reason of any such infringement or alleged infringement. IBS shall defend or settle, at IBS' expense, any action or suit for which IBS is responsible hereunder. Ameritech shall notify IBS promptly of any claim of infringement for which IBS is responsible, and shall cooperate with IBS in every reasonable way to facilitate the defense of any such claim."


11.  NOTICE OF PURCHASE/LEASE
     IBS will give Ameritech not less than [****] days' prior written notice before entering into any purchase or lease obligations for the primary capital equipment required to meet the specifications for Service Option 3.

12.  MISCELLANEOUS

a.   Paragraph 14.13, Notices, of the Agreement is modified to read as follows:

          If to IBS:          International Billing Services, Inc.
                              ATTENTION: President
                              5220 Robert J. Mathews Parkway
                              El Dorado Hills, CA 95762-5712
                              Fax: 916/939-4998

          with a copy to:     General Counsel
                              USCS International, Inc.
                              2969 Prospect Park Drive
                              Rancho Cordova, CA 95670
                              Fax: 916/636-4561

     If to Ameritech:         Ameritech Corporation
                              ATTENTION: Vice President, Billing Services
                              2000 West Ameritech Center Drive
                              Hoffman Estates, IL 60196
                              Fax:  847/248-6370

     with a copy to:          General Counsel
                              Ameritech Corporation
                              30 South Wacker Drive
                              Chicago, IL 60606
                              Fax: 312/207-1359

b. Attachment F to the Agreement is superseded and replaced by new Attachment F1, attached hereto.

c. All defined terms used herein shall have the meanings that have been assigned to them in the Agreement.

d. The terms of the Agreement are incorporated in full herein except to the extent of any inconsistency between the terms of the Agreement and the terms of this Addendum. In the event of such inconsistency, the terms of this Addendum shall supersede the terms of the Agreement.

e. All other terms and conditions of the Agreement shall remain in full force and effect unchanged.


ATTACHMENTS

     The following are attached to and by this reference made a part of this
     Addendum:


                    Attachment A1 - Description of Services

                    Attachment B1 - Rate Card

                    Attachment C1 - Conversion Schedule

                    Attachment D1 - Cutoff Schedule

                    Attachment E1 - Disaster Recovery (to be added)

                    Attachment F1 -- Turnaround Time Provisions (to be added)

AMERITECH CORPORATION              INTERNATIONAL BILLING SERVICES,
                                   INC.

By:                                By:
   -----------------------------      -----------------------------

Name:                              Name:
     ---------------------------        ---------------------------

Title:                             Title:
      --------------------------         --------------------------

Date:                              Date:
     ---------------------------        ---------------------------

                                   ATTACHMENT A1

I.  STATEMENT PRODUCTION SERVICES

These items are individually charged on Attachment B1 and are described in the following pages.

STATEMENT PRODUCTION


[****]

II. DETAIL OF PRODUCTS AND SPECIFICATIONS FOR ATTACHMENT "B1"

1.    COMPUTER PROCESSING:

      Computer Processing is a per image charge for processing statement data and includes the following:

      -     CASS Certification for automated mail discounts
      -     Postal sorting
      -     Postal calculation
      -     Manifest line generation
      -     Pre-processing
      -     Job scheduling and control
      -     Confirmation of statement, image, and page counts

      IBS will optimize each inserting plan for maximum postal discount; the level of postal discount is dependent upon mailing piece physical characteristics and customer provided accuracy of ZIP and ZIP+4 information, address accuracy and density. Computer images are defined as a logical statement page. In duplex mode there will be a maximum of
      (2) computer images per physical sheet of paper.

2.    IMAGE PRINTING:

      The image printing fee includes printing the image and where appropriate, collating summary forms with detail forms, folding the statement and inserting the finished statement into the appropriate sending envelope. Image Printing (Duplex) is defined as (2) print images per physical sheet of paper (whether or not data is printed on both sides).

3.  INSERTING:

      Inserting is charged per piece inserted. Inserting does not include the printing of the piece. The charge covers the normal receiving, setup, and placement of each insert into the sending envelope. Return envelopes are considered an insert; statement forms are not considered an insert.

      All inserts must meet requirements in the IBS Insert Order Guide.

4.  TECHNICAL SUPPORT:

      Technical Support is a per statement charge for 24 hour, 7 day a week customer support services consisting of:

      -     Telephone Customer Support
      -     Monitoring of process controls

      -     Quality Control
      -     Software Support
      -     Factory System Support
      -     Direct Access



      Quality checkpoints are included during all phases of the process. This process is dedicated to ensuring the quality of the customer's statement production run. There are many points in the process where quality exceptions can be located and dealt with immediately. The customer services group monitors and controls the job while it is in-house and after its completion to ensure a quality customer experience.


   INITIAL SETUP.
   Every production run at IBS is scheduled in advance by the customer. When notification of schedule is received by customer services, the setup process begins. The IBS factory system is prepared for the arrival of data from the customer. Form stock, envelopes, and custom inserts are reviewed to ensure that they are correct for the production run. Customer services prepares the job control folder for the run and places customer specific run information in the folder in preparation for the arrival of data. The job is placed on the IBS StatementsPLUS production schedule and all support departments are informed of expected due in date.

   NOTIFICATION OF DATA ARRIVAL
   When IBS computer operations notifies the customer services group that a transmission is being received, the monitor and control process for that job is initiated. The Factory Control System is updated to notify support departments that the run is in process. The job control folder documentation of process checkpoints begins and the folder is sent to computer operations. During pre-print processing in the computer room, operators verify that the steps on the control form are completed in sequence and take ownership for their accuracy. While processing, control reports are printed and verified to validate the number of statements, images, and records received against the file trailer record. If a discrepancy is found, customer services is notified and an electronic hold is placed on the run.

   RELEASE TO PRINT
   When the files are ready for production processing, the customer services group utilizes the customer supplied "Release to Print Form" to do a final verification of the statement and image count as well as verify that the correct customer specific inserts, envelopes, and forms stock are set up. If the information is verified as correct, the files are electronically released to the manufacturing floor to begin statement production. The job control folder is updated and delivered to the production department.

   PRINT QUALITY VERIFICATION
   At the beginning of the production process, before any statements have been mailed, a customer service technician examines sample statements. This employee checks that the print quality and registration are correct and satisfy the specification of placement on the form. Envelope, form stock, and insert combinations are also confirmed for the sample statement. This information is recorded on a checklist, attached to the sample, and placed in the job control folder for retention. Once the statement sampling is complete to the satisfaction of the production and customer services groups, the remaining electronic hold is released and trays of mail that are completed are free to mail throughout the production run. During the printing of the file, trays of mail are quality sampled by the production department to ensure consistent quality. Also, at the end of the process, before mailing, trays are randomly sampled by a customer service technician to provide feedback to the production team and validate their quality efforts. At any time during the run, if quality does not meet the specification during random sampling, the technician can re-establish the electronic hold and stop any further trays from mailing until the problem can be corrected.


   JOB CONTROL FOLDER CLOSE OUT
   After the production run is completed, the job control folder is returned to the customer cervices group for close out and retention. During the close out process, the number of statements and images is re-verified and reporting of statistics is completed. If any discrepancy is found during this process, a recovery plan is initiated immediately to determine the problem and take corrective action. The job control folder is then archived..

   SUMMARY
   The process is dedicated to ensuring the quality of the customer's statement production run. There are many points in the process where quality exceptions can be located and dealt with immediately. The customer services group monitors and controls the job while it is in house and after its completion to ensure a quality customer experience.


DIRECT ACCESS

      Direct Access is a client server program that provides on-line access to the IBS statement production process. This is a dial-up system that will run on a desk top PC.


PAPER PRODUCTS

      Includes ongoing purchasing, handling and custom printing of forms and envelopes. A form is a sheet of paper pre-printed on one or both sides. All forms will include any marks required for printing, forms verification, and production equipment alignment purposes.



5.    CUSTOM FORM - SUMMARY
      Description:       [****]    Finished Size:      [****]    Paper:         [****]
      Colors - Front:    [****]    Colors - Back       [****]    Perforation:   [****]
      Tolerance          [****]
6.    CUSTOM FORM - DETAIL

      Description:       [****]    Finished Size:      [****]    Paper:    [****]
      Colors - Front:    [****]    Colors - Back       [****]    Perforation:   [****]
      Tolerance          [****]
7.    SEND ENVELOPE - CUSTOM

      Description:       [****]    Size:     [****]    Paper:    [****]    Window Type:   [****]
      Colors - Outside:  [****]    Inside Tint:        [****]    Tolerance:     [****]
      Facing Mark:       [****]

8.    RETURN ENVELOPE - CUSTOM

      Envelope Type:     [****]    Size:     [****]    Paper:    [****]    Window Type:   [****]
      Colors - Outside:  [****]    Inside Tint:        [****]    Tolerance:     [****]
      Facing Mark:       [****]

9.    FLAT ENVELOPE - UP TO 11 OUNCES:

      Description:       [****]    Size:     [****]    Paper:    [****]    Window Type:   [****]
      Colors - Outside:  [****]
      Inside Tint:       [****]    Tolerance:     [****]    Facing Mark:   [****]



10          FLAT ENVELOPE  - OVER 11 OUNCES

          Description:        [****]
          Size:               [****]         Paper:    [****]
          Window Type:        [****]
          Colors - Outside:   [****]
          Inside Tint:        [****]         Tolerance:[****]         Facing Mark:   [****]



11.  INVENTORY MANAGEMENT

     Per form and envelope. Receiving, warehousing, control, management and warehouse staging of forms and envelopes. Fees for Inventory Management will be charged upon use of the item.


12.  MINIMUM AND SET UP FEES


     Any statement run whose total charges for Rate Card Items (1-11) fall below the stated minimum, customer will be charged the Statement Run Minimum Charge set forth in Attachment B1. A Statement run is statements received as a cycle cutoff in a single file transmission. Each statement run will have its own unique identification number.


13.  PLAN SETUP


     This charge applies to all statement plans within each cutoff. A "plan" is a group of statements that have a similar processing characteristic (e.g., flat or folded) and a maximum of eleven (11) inserts ( including remit envelope)

     The [****] normally used plans are defined below:

     [****]

SPECIAL SERVICES

Special Services are charges for items not otherwise included in this contract (see Attachment B1 for rates) and include, but are not limited to, the following:

14.  PROGRAMMING
     Programming charges will apply if Ameritech requests changes that require programming.

15.  FORMS CREATION  PRE-PRINTED
     Forms creation is a design service that will take existing forms and create artwork and/or create a new form(s) including artwork.

16.  CREATIVE DESIGN SERVICES
     Creative design for forms, envelopes, and inserts.

17.  CUSTOM REPORTS
     Custom reports are created to suit Ameritech's specific requirements. These will be charged on a per report basis, based on a mutually agreed to format and price.

18.  HOLD
     A Hold may be called by Ameritech when a statement run in still in the Computer Processing mode and has not left the computer room for processing on the Production Floor. There is no charge for this hold.

19.  HALT/RESTART/ABORT

     HALT;
     A halt is charged when Ameritech requests a halt to the processing of any specific statement run in process. Upon such a request, IBS would issue a stop order to all stations. All work in process is then retrieved and caged. In a halt situation, a best effort will be made by IBS to minimize mail processing; however no guarantee is made that mail will not have been entered into the postal system. Following a halt, the customer can issue a Restart or an Abort. IBS will provide Ameritech with a list, by account number, of all mail pieces delivered into the postal system in the event that some mail was entered into the postal system before a halt was effected.

     RESTART:   After a Halt is canceled by Ameritech, the statement run is restarted using original data.

     ABORT: An Abort signifies that the statement run is unusable and that Ameritech will re-transmit the statement print file. Ameritech is liable, at standard rates, for all processing charges, stock used, and any postage incurred before the Abort was effected.

INSERT HANDLING

20.  INSERT HANDLING
     Charges will apply if IBS is required to perform special handling of inserts as required by individual situations, such as hand inserting, re-sorting inserts, identifying unlabeled inserts, or deinserting inserts from statements. Please reference the IBS Insert Order Guide.

21.  INSERT STORAGE
     Insert Storage fees will be charged for inserts stored:
               -    earlier than [****]days before first usage,
               -    longer than [****] days from last usage, or
               -    more than [****] days from date of receipt.
     Insert storage fees do not apply to return envelopes. When IBS is printing the inserts, insert storage fees will not apply unless Ameritech has directed IBS to store inserts under the storage fee charge situations listed above.

STATEMENT SPECIAL HANDLING
Statement Special Handling is defined as the following services:

22.  INVALID ZIP CODE
     Any statement that is rejected by the IBS postal processor for not having a valid address or zip code as defined by the U.S. Postal Service national zip directory will be charged the Invalid Zip Code fee. This fee is charged on a per statement basis. Packaging charges may also apply. IBS understands that Ameritech requires that all invalid zip statements shall be manifested as residual full price mail and therefore not subject to an invalid zip code charge. This charge will only apply upon request by Ameritech to pull these statements and handle separately.

23.  PULLED STATEMENT
     After processing and before mailing, any statement manually identified by Ameritech by account number that needs to be located before mailing and shipped to an address other than the sending address of the statement is considered a pulled statement and will be charged the Pulled Statement Fee. This fee is a per statement fee. Packaging charges may also apply.

24.  MULTICOPY STATEMENT
     A Multicopy Statement is defined as any statement that is electronically flagged by Ameritech, during processing, that is to have an additional number of statement copies for the same customer mailed in the same envelope. A fee will be charged on a per statement copy basis. Packaging charges may also apply.

25.  HELD STATEMENT

     A Held Statement is any statement that is electronically flagged by Ameritech, during processing, that is to be located and shipped to an address other than the sending address of the statement. A fee will be charged on a per statement basis. Packaging charges may also apply.

26.  OVER 11 OZ STATEMENT
     Any statement over 11 oz will require special handling and will be charged the Over 11 oz. Statement Fee. Packaging charges may also apply.

27.  PACKAGING
     A Packaging charge will apply to all statements or predetermined groups of statements that are unable to be mailed through the normal IBS manifest mail system and require packaging.

                              ATTACHMENT B1
                               RATE SHEET

          [****]
          IDEAL BILL [****]


-----------------------------------------------------------------------------------------------------------------------------
          RATE CARD                                     CHARGE UNIT                                             CHARGE
-----------------------------------------------------------------------------------------------------------------------------
          PROCESSING
      1   Comp Processing                               Computer Image                             [****]
-----------------------------------------------------------------------------------------------------------------------------
      2   Image Printing                                Print Image                                [****]
-----------------------------------------------------------------------------------------------------------------------------
      3   Inserting                                     Insert                                     [****]
-----------------------------------------------------------------------------------------------------------------------------
      4   Technical Support                             Statement                                  [****]
-----------------------------------------------------------------------------------------------------------------------------

          PAPER PRODUCTS
      5   Summary Page                                  Per Form                                   [****]
-----------------------------------------------------------------------------------------------------------------------------
      6   Detail Page                                   Per Form                                   [****]
-----------------------------------------------------------------------------------------------------------------------------
      7   Send Envelope                                 Per Envelope                               [****]
-----------------------------------------------------------------------------------------------------------------------------
      8   Remit Envelope                                Per Envelope                               [****]
-----------------------------------------------------------------------------------------------------------------------------
      11  Inventory Mgmt                                Each Form & Envelope                       [****]
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

      12  STATEMENT RUN MINIMUM                                                                    [****]
-----------------------------------------------------------------------------------------------------------------------------

      13  PLAN SET UP FEE                                                                          [****]
-----------------------------------------------------------------------------------------------------------------------------

          ONE TIME CHARGES
          -------------------------------------------------------------------------------------------------------------------

          [****]                                                                                   [****]
          -------------------------------------------------------------------------------------------------------------------
          [****]                                                                                   [****]                 (1)
          -------------------------------------------------------------------------------------------------------------------
          [****]                                                                                   [****]
          -------------------------------------------------------------------------------------------------------------------

                                                     (1)  less credit for amounts
                                                          already invoiced
          Credits include:
          [****]                                        [****]
          [****]                                        [****]
          [****]                                        [****]
          [****]                                        [****]
          [****]                                        [****]

          -------------------------------------------------------------------------------------------------------------------
          TOTAL CREDIT                                  [****]



-----------------------------------------------------------------------------------------------------------------------------------
                                                ADDENDUM 1 - ATTACHMENT B1 - SPECIAL SERVICES
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 ITEM SPECIAL SERVICES                                                     CHARGE UNIT        CHARGE PER       PER EVENT      EVENT
                                                                                                    UNIT        MINIMUM
        ---------------------------------------------------------------------------------------------------------------------------
  14    PROGRAMMING
                                Program Management                         Per Hour               [****]
                                Development - small jobs < 50 hours        Per Hour               [****]          1 Hour    Request
                                Development - large jobs -fixed bid        Per Hour               [****]          1 Hour    Request
                                Documentation                              Per Hour               [****]
  15    Forms Creation Pre-                                                Per Hour               [****]          1 Hour    Request
        printed
  16    Creative Design                                                    Per Hour               [****]          1 Hour    Request
        Services
  17                                                                       Per Report             [****]                    Request

        PROCESSING
        INTERRUPTIONS
        ---------------------------------------------------------------------------------------------------------------------------
  18    Hold                                                               Per Cut-Off            [****]          [****]    Request
  19    Halt / Restart / Abort                                             Per Cut-Off            [****]          [****]    Request

        INSERT HANDLING
        ---------------------------------------------------------------------------------------------------------------------------
  20    Insert Handling                                                    Per Hour               [****]          [****]    Request
  21    Storage                                                            Per Month              [****]          [****]    Request

        STATEMENT SPECIAL
        HANDLING
        ---------------------------------------------------------------------------------------------------------------------------
  22    Invalid Zip Code                                                   Per Statement          [****]          [****]    Request
  23    Pulled Statement                                                   Per Statement          [****]          [****]    Request
  24    Multicopy Statement                                                Per Statement          [****]          [****]    Request
  25    Held Statement                                                     Per Statement          [****]          [****]    Request
  26    Over 11 oz. Mail                                                   Per Statement          [****]          [****]    Request
  27    Packaging                                                          Per Box                [****]          [****]    Request



--------------------------------------------------------------------------------------------------------------------
                                     ATTACHMENT C1 - CONVERSION SCHEDULE
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------------------------
    CONVERSION MONTH                                CONVERSION STATE                STATEMENT COUNT (APPROXIMATE)
    [****]                                          [****]                                       [****]
    [****]                                          [****]                                       [****]
    [****]                                          [****]                                       [****]
    [****]                                          [****]                                       [****]
    [****]                                          [****]                                       [****]
    TOTAL                                                                                        [****]

                                         * [****] - First Full Month of Production after conversion
--------------------------------------------------------------------------------------------------------------------



                                                       ATTACHMENT D1 CUT OFF SCHEDULE
                                                       BASED ON FEBRUARY 1998 ACTUALS

ACIS                                                            ACIS (CONTINUED)
 GEO AREA     CORP-ID       RUN    STATEMENTS      IMAGES            GEO AREA        CORP-ID   RUN MONTH    STATEMENTS        IMAGES
                           MONTH
[****]     [****]       [****]     [****]        [****]         [****]             [****]    [****]       [****]          [****]


                                IDEAL BILL ADDENDUM 1
                      TO STATEMENT PRODUCTION SERVICES AGREEMENT
                                   ATTACHMENT F-1
                   1998 TURNAROUND PROVISIONS- PRE-DYNAMIC DUE DATE


This Attachment F-1 supersedes and replaces Attachment F of the Agreement in its entirety.


1.   DEFINITIONS
     As used in this Attachment F-1, the following terms have the following meanings:

(a) A "CUTOFF" is defined as IBS' complete receipt of usable statement data file and subsequent Customer release facsimile for production.
(b) The term "MAILING" is defined as the entry of statements into the U.S. Postal Service ("USPS").
(c) The elapsed time of a statement run is called "TRAY TURNAROUND TIME," which is defined as the elapsed time between cutoff and mailing of each USPS tray of statements.
(d) "TARGET MAIL DATE" means the standard day each month three days after the ACIS Pull/Run date that a particular Ameritech customer's telephone bill is scheduled to be mailed and which is provided by Ameritech in the header of each file.
(e) "SPECIAL CIRCUMSTANCES" are conditions outside of IBS' reasonable control, including events of force majeure and acts or omissions of Ameritech (such as failure to conform to peak load requirements), for which IBS may be excused from meeting its turnaround commitment under this Attachment.

2.   TURNAROUND
     IBS agrees to a monthly Tray Turnaround time of [****] hours, provided that Ameritech does not send files within a 24-hour period greater than [****] of total prior month's image volume. Should Ameritech send files within a 24-hour period that equal greater than [****] of Ameritech's prior month's image volume, those excess statements shall carry over to the next day's turnaround commitment and IBS shall make commercially reasonable efforts to minimize turnaround time for those statements.

3.   ECONOMIC INCENTIVES AND DISINCENTIVES
     The monthly incentive and disincentive process will be comprised of two parts:

1)   Average Tray Turnaround -- overall for all files
2)   Statement Timeliness  - for each of the three file types

These calculations will be done monthly.

a)   AVERAGE TRAY TURNAROUND - ON-LINES
     [****]

b)   STATEMENT TIMELINESS

     [****]

4.   ESCALATION PROCEDURE
     It is the intent of the parties that any turnaround issues be dealt with immediately. In order to facilitate this process, the following procedure has been agreed upon.

a) WRITTEN EXPLANATION AND PLAN: In the event that there are more than [****] of Ameritech statements for which IBS has missed the target mail date for any reason in one month, then Ameritech may require a written explanation from IBS regarding the reason or reasons for such quantity of missed turnaround and a plan for remedying the situation.

b) TOP EXECUTIVES MEET: In the event there are more than [****] of Ameritech statements for which IBS has missed the target mail date in any [****] successive months or in a [****] or [****]month in any [****] month period for any reason other than Special Circumstances, then Ameritech may require senior executives of Ameritech and IBS to promptly meet in a location of Ameritech's choice to confer in an effort to define and resolve or form a strategy for resolving the performance problems causing the missed turnaround. Any mutual decisions of the executives will be final and binding on the parties. In the event IBS refuses or otherwise does not meet, then [****] days from the second of two alternative meeting dates set by Ameritech if Ameritech is ready and able to meet on such dates and IBS refuses or otherwise does not meet, Ameritech may put IBS on notice of termination for breach for not meeting in accordance with this provision and IBS shall have [****] days from receipt of such notice to cure such breach.

c)   TERMINATION:   In the event that there are more than [****] of Ameritech
     statements for which IBS has missed the target mail date, and Special Circumstances have been deemed not to apply, in [****] succeeding months or in [****] months in any [****] month period, then Ameritech may for a period of [****] days from the date of the aforementioned event, give IBS notice of termination of this Agreement. In the event of such notice of termination, Ameritech shall have up to [****] months from the date of the termination notice to transition the Services performed hereunder to another source, and, throughout such transition time, IBS shall cooperate in good faith with Ameritech in the transition and this Agreement shall be in full force and effect.


4.   SPECIAL CIRCUMSTANCES
The parties recognize that there may be circumstances for which it would be unfair to assess IBS for purposes either of termination (paragraph 4c of the Attachment F1) or economic disincentives (paragraph 3 of this attachment F1). The following have been determined to be circumstances under which the provisions of paragraphs 4c and 3 (including 3a and 3b) will not be assessed in accordance with the rules and guidelines in paragraphs 4c and 3 (including 3a and 3b). All statement timeliness assessments will be adjusted as set forth below to compensate for special circumstances set forth below:

a) LOAD FACTOR: The parties have anticipated a maximum daily load of [****] of total prior month's image volume. Daily load consists of images transmitted on a single day, plus any carryover images due to unanticipated events as set forth in the paragraph 5. IBS shall be responsible for producing statements from this maximum daily load I accordance with the rules and guidelines set forth in paragraphs 2 and 3. The statements in excess of the maximum daily load shall, for the purposes of this Attachment, be treated as if transmitted on the next successive day following the Actual Transmit Date.

b) MIX FACTOR: The parties have anticipated that a portion of the daily load will consist of late transmissions (defined as transmissions whose Actual Transmit Date is less than [****]days prior to the Target Mail Date). With respect to late transmission volume received by IBS after [****], IBS shall perform all such work under the rules and guidelines set forth in paragraphs 2 and 3, to the extent that the late transmission volume received by IBS after [****] does not exceed [****] of the average daily image volume. The statements in excess of the 15% threshold shall, for the purposes of this Attachment, be treated as if transmitted on the next successive day following the Actual Transmit Date. As user herein "AVERAGE DAILY IMAGE VOLUME" means [****] of the prior month's total image volume.
c) HOLDS AND TRANSMISSIONS ON OR AFTER TARGET MAIL DATE: Statements for which a Hold by Ameritech delayed processing time to an extend that Target Mail Date was missed or for which Actual Transmit Date was on or after the Target Mail Date, shall, for the purposes of this attachment, be treated as if transmitted on the next successive day following the Actual Transmit Date.
d) FORCE MAJEURE: Statements for which an act of God, act of civil insurrection or war, labor disturbance or other similar cause beyond IBS' control resulted in Actual Mail Date being after the Target Mail Date shall, for the purposes of this Attachment, be treated as set forth in the Disaster Recovery Plan agreed to by the parties pursuant to section 7 of Ideal Bill Addendum 1.

This Attachment F-1 may be changed at any time upon the mutual agreement of both Ameritech and IBS. All other terms and conditions of the Agreement shall remain in full force and effect unchanged.

                               IDEAL BILL ADDENDUM 1
                     TO STATEMENT PRODUCTION SERVICES AGREEMENT
                                  ATTACHMENT F-1
                   TURNAROUND PROVISIONS -- POST DYNAMIC DUE DATE


This Attachment F-1 supersedes and replaces Attachment F of the Agreement in its entirety.


1.   DEFINITIONS
     As used in this Attachment F-1, the following terms have the following meanings:

(a) A "CUTOFF" is defined as IBS' complete receipt of usable statement data file and subsequent Customer release facsimile for production.
(b) The term "MAILING" is defined as the entry of statements into the U.S. Postal Service ("USPS").
(c) The elapsed time of a statement run is called "TRAY TURNAROUND TIME," which is defined as the elapsed time between cutoff and mailing of each USPS tray of statements.
(d) "SPECIAL CIRCUMSTANCES" are conditions outside of IBS' reasonable control, including events of force majeure and acts or omissions of Ameritech (such as failure to conform to peak load requirements), for which IBS may be excused from meeting its turnaround commitment under this Attachment.

2.   TURNAROUND
     IBS agrees to a monthly average Tray Turnaround time of [****] hour for On-Lines and Miscellaneous and absolute turnaround times as follows:

a)        On-lines and Miscellaneous [****] hours
b)        Treatments:
               By [****] if received prior to [****]
               By [****] if received prior to [****]


     The above is applicable, provided that Ameritech does not send files within a 24-hour period greater than [****] of total prior months image volume. Should Ameritech send files within a 24-hour period that equal greater than [****] of Ameritech's prior month's image volume, those excess statements shall carry over to the next day's turnaround commitment and IBS shall make commercially reasonable efforts to minimize turnaround time for those statements.

3.   ECONOMIC DISINCENTIVES AND INCENTIVES
     The monthly disincentives and incentive process will be comprised of two parts:

1)   Average Tray Turnaround  - for On-line files only
2)   Statement Timeliness -- for each of the three file types


These calculations will be done monthly.

a)   AVERAGE TRAY TURNAROUND - ON-LINES

     [****]

b)   STATEMENT TIMELINESS (ABSOLUTE TURNAROUND)

     [****]

4.   ESCALATION PROCEDURE
     It is the intent of the parties that any turnaround issues be dealt with immediately. In order to facilitate this process, the following procedure has been agreed upon.

a) WRITTEN EXPLANATION AND PLAN: In the event that there are more than [****] of Ameritech statements for which IBS has missed an absolute turnaround of [****] hours for any reason in one month, then Ameritech may require a written explanation from IBS regarding the reason or reasons for such quantity of missed turnaround and a plan for remedying the situation.

b) TOP EXECUTIVES MEET: In the event there are more than [****] of Ameritech statements for which IBS has missed an absolute turnaround of [****] hours in any [****] successive months or in a [****] or [****]month in any [****] month period for any reason other than Special Circumstances, then Ameritech may require senior executives of Ameritech and IBS to promptly meet in a location of Ameritech's choice to confer in an effort to define and resolve or form a strategy for resolving the performance problems causing the missed turnaround. Any mutual decisions of the executives will be final and binding on the parties. In the event IBS refuses or otherwise does not meet, then [****] days from the second of two alternative meeting dates set by Ameritech if Ameritech is ready and able to meet on such dates and IBS refuses or otherwise does not meet, Ameritech may put IBS on notice of termination for breach for not meeting in accordance with this provision and IBS shall have [****] days from receipt of such notice to cure such breach.

c)   TERMINATION:   In the event that there are more than [****] of Ameritech
     statements for which IBS has missed an absolute turnaround of [****] hours, and Special Circumstances have been deemed not to apply, in [****] succeeding months or in [****] months in any [****] month period, then Ameritech may for a period of [****] days from the date of the aforementioned event, give IBS notice of termination of this Agreement. In the event of such notice of termination, Ameritech shall have up to [****] months from the date of the termination notice to transition the Services performed hereunder to another source, and, throughout such transition time, IBS shall cooperate in good faith with Ameritech in the transition and this Agreement shall be in full force and effect.

5.   SPECIAL CIRCUMSTANCES
The parties recognize that there may be circumstances for which it would be unfair to assess IBS for purposes either of termination (paragraph 4c of the Attachment F1) or economic disincentives (paragraph 3 of this attachment F1). The following have been determined to be circumstances under which the provisions of paragraphs 4c and 3 (including 3a and 3b) will not be assessed in accordance with the rules and guidelines in paragraphs 4c and 3 (including 3a and 3b). All statement timeliness assessments will be adjusted as set forth below to compensate for special circumstances set forth below:

a) FORCE MAJEURE: Statements for which an act of God, act of civil insurrection or war, labor disturbance or other similar cause beyond IBS' control resulted in Actual Mail Date being after the Target Mail Date shall, for the purposes of this Attachment, be treated as set forth in the Disaster Recovery Plan agreed to by the parties pursuant to section 7 of Ideal Bill Addendum 1.

This Attachment F-1 may be changed at any time upon the mutual agreement of both Ameritech and IBS. All other terms and conditions of the Agreement shall remain in full force and effect unchanged.